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                                                                    Exhibit 10.4

                                PLEDGE AGREEMENT

      This PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of December 18, 1996 is among SCOTT CABLE MANAGEMENT COMPANY, INC., a Connecticut corporation (the "Class A Pledgor"), MEDIA/COMMUNICATIONS PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership ("M/C Partners"), CHESTNUT STREET PARTNERS, INC., a Massachusetts corporation ("Chestnut Street Partners"), MILK STREET PARTNERS, INC., a Massachusetts corporation ("Milk Street Partners"), TA INVESTORS, a Massachusetts general partnership ("TA Investors"), NORTHEAST VENTURES II, a Connecticut general partnership ("Northeast Ventures II"), ALLSTATE INSURANCE COMPANY, an Illinois insurance company ("Allstate") (M/C Partners, Chestnut Street Partners, Milk Street Partners, TA Investors and Allstate sometimes hereinafter are referred to individually as a "Class B Pledgor" and collectively as the "Class B Pledgors"), FLEET NATIONAL BANK, a national banking association ("Trustee"), not in its individual capacity, but as trustee for the holders of all 15% Senior Subordinated Pay-in-Kind Debentures Due March 18, 2002 issued pursuant to that certain Indenture of even date herewith between Scott Cable Communications, Inc., as Issuer, and Trustee (Trustee sometimes hereinafter is referred to as the "Class C Pledgor," and the Class A Pledgor, the Class B Pledgors and the Class C Pledgor sometimes hereinafter are referred to individually as a "Pledgor and collectively as "Pledgors"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Pledgee"), in its individual capacity and as agent for all Lenders (as defined in Section 1 below).

                             Preliminary Statement:

      A. Scott Cable Communications, Inc., a Texas corporation ("Borrower"), and Pledgee have entered into a Loan Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "Loan Agreement"), pursuant to which Lenders have agreed to make loans and other financial accommodations (collectively, the "Loans") to Borrower, subject to the terms and conditions set forth in the Loan Agreement.

      B. Each Pledgor owns the number of shares of the issued and outstanding capital stock of Borrower set forth opposite such Pledgor's name on Exhibit A attached hereto and, accordingly, each Pledgor has a direct financial interest in inducing Pledgee to make the loans.

      C. One of the conditions precedent to the obligation of Lenders to make the Loans is the execution by each Pledgor of this Pledge Agreement and the performance by each Pledgor of its obligations hereunder.

      NOW, THEREFORE, in order to induce Lenders to make the Loans, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, each Pledgor and Pledgee hereby agree as follows:

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      1. Definitions. All capitalized terms used but not elsewhere defined in this Pledge Agreement shall have the respective meanings ascribed to such terms in the Loan Agreement. The following terms shall have the following meanings in this Pledge Agreement:

            Collateral: the Securities and all dividends, distributions, other amounts, additional securities of Borrower, or any successor in interest to Borrower, and other Property to which any Pledgor or any successor in interest to any Pledgor (with or without additional consideration) is or becomes entitled by virtue of the ownership by such Pledgor of any of the Securities or as the result of any corporate reorganization, merger, consolidation, stock split, stock dividend, distribution, conversion, preemptive right or otherwise, and the proceeds thereof.

            Securities: the shares of the issued and outstanding capital stock of Borrower described in Exhibit A hereto together with duly executed assignments separate from certificate satisfactory to Pledgee attached thereto.

      2. Pledge of Collateral. To secure payment and performance of Borrower's Obligations, each Pledgor hereby pledges, assigns and grants to Pledgee a security interest in all of such Pledgor's right, title and interest in and to
(i) the Securities owned by such Pledgor and (ii) all other items of Collateral now owned or hereafter acquired by such Pledgor.

      3. Representations, Warranties and Covenants. Each Pledgor hereby represents, warrants and covenants to Pledgee that with respect to the Collateral pledged by such Pledgor to Pledgee on the date hereof, (i) such Collateral represents 100% of the issued and outstanding capital stock and warrants, options and other rights to purchase or acquire capital stock of Borrower owned by such Pledgor, (ii) in the case of the Class C Pledgor, such Pledgor is the legal owner of such Collateral and, in the case of the Class A Pledgor and the Class B Pledgors, such Pledgor is the legal and beneficial, owner of such Collateral, (iii) except for the first Lien on the Collateral granted to Pledgee hereby, such Pledgor has not created or granted any other Lien on the Collateral, (iv) to the best of its knowledge, no authorization, approval or other action by, or notice to or filing with, any Governmental Body by such Pledgor is required for the pledge by such Pledgor of such Collateral pursuant to the terms of this Pledge Agreement, and (v) until all of Borrower's Obligations have been paid and performed in full, such Pledgor will not create or permit to exist any Lien upon or with respect to such Collateral, except for the Lien thereon granted to Pledgee by this Pledge Agreement. Each Pledgor further represents and warrants to Pledgee that the location of such Pledgor's chief executive office and the address and telecopy number of such Pledgor for notice purposes is set forth on Exhibit B hereto.

      4. Additional Securities; Stock Splits; Stock Dividends.

            4.1 Additional Securities. Each Pledgor agrees that in the event that such Pledgor, by virtue of the ownership by such Pledgor of its portion of the Collateral, now is, or hereafter becomes, entitled (with or without additional consideration) to other or additional securities of Borrower or any successor thereto as the result of any corporate


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      reorganization, merger, consolidation, stock split, stock dividend, conversion or preemptive right or otherwise, such Pledgor shall:

                  4.1.1 Delivery. Cause the issuer of such additional securities to deliver to Pledgee all certificates and other documents, if any, evidencing the ownership by such Pledgor of such additional securities and hereby authorizes and empowers Pledgee to demand the same from such issuer, and agrees if such certificates and other documents are delivered to such Pledgor, to take possession thereof in trust for Pledgee;

                  4.1.2 Assignments Separate From Certificate; UCC Financing
            Statements. Deliver to Pledgee (i) an assignment separate from certificate with respect to such securities, executed in blank by such Pledgor, and (ii) such UCC financing statements executed by such Pledgor as Pledgee reasonably may request to perfect Pledgee's security interest in such additional securities;

                  4.1.3 Representations and Warranties. Deliver to Pledgee a
            certificate, executed by such Pledgor and dated the date such additional securities are issued to such Pledgor, as to the truth and correctness on such date of the representations and warranties set forth in Section 3 hereof; and

                  4.1.4 Additional Documents. Deliver to Pledgee such other
            certificates, forms and other instruments as Pledgee reasonably may request in connection with the pledge of such additional securities to Pledgor.

            4.2 Additional Collateral. Each Pledgor agrees that such additional securities shall constitute a portion of the Collateral and be subject to this Pledge Agreement in the same manner and to the same extent as the Securities pledged hereby to Pledgee on the date hereof.

      5. Voting Power; Distributions. Unless and until an Event of Default shall have occurred and be continuing, Pledgee shall have delivered notice to each Pledgor of Pledgee's intention to exercise any of its rights under Section 6.2 hereof and Borrower's Obligations have been accelerated, and thereafter until any required consent of the FCC and/or other applicable Governmental Body is obtained, each Pledgor shall be entitled to exercise all voting powers in all corporate matters pertaining to the Collateral or otherwise, for any purpose not inconsistent with, or in violation of, the provisions of any of the Loan Instruments. Except as otherwise provided in the Loan Agreement, unless and until all of Borrower's Obligations have been performed and paid in full, no Pledgor shall be entitled to receive any dividends or distributions with respect to any portion of the Collateral. If any such dividends or distributions are received by any Pledgor in violation of the terms of this Section 5, such dividends or distributions shall be (i) held in trust by such Pledgor on behalf of Pledgee, (ii) turned over to Pledgee by such Pledgor immediately upon receipt thereof and (iii) deemed to constitute a portion of the Collateral pledged by such Pledgor to Pledgee hereunder.


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      6. Default and Remedies.

            6.1 Occurrence. The occurrence of an Event of Default under the Loan Agreement shall constitute an Event of Default hereunder.

            6.2 Remedies. If an Event of Default shall occur and be continuing and Borrower's Obligations are accelerated, Pledgee, at its option and upon notice to each Pledgor of its intention to do so, may:

                  6.2.1 Registration. After any required consent of the FCC
            and/or any other applicable Governmental Body is obtained, cause the Collateral to be registered in its name or in the name of its nominee;

                  6.2.2 Voting Power. After any required consent of the FCC
            and/or other applicable Governmental Body is obtained, exercise all voting powers pertaining to the Collateral and otherwise act with respect thereto as though Pledgee were the owner thereof;

                  6.2.3 Distributions. Receive all dividends and other
            distributions of any kind whatsoever on all or any part of the Collateral;

                  6.2.4 Collection; Conversion. Exercise any and all rights of collection, conversion or exchange, and any and all other rights, privileges, options or powers of any Pledgor pertaining or relating to the Collateral;

                  6.2.5 Sale of Collateral. To the extent permitted by
            applicable law and subject to any applicable state or federal securities laws, sell, assign and deliver the whole, or from time to time, any part of the Collateral at any broker's board or at any private sale or at public auction, with or without demand for performance or advertisement of the time or place of sale or adjournment thereof or otherwise, and free from any right of redemption (all of which hereby expressly are waived by each Pledgor) for cash, for credit or for other property, for immediate or future delivery, and for such price and on such terms as Pledgee in its sole discretion may determine; and

                  6.2.6 Other Remedies. To the extent permitted by applicable law exercise any other remedy specifically granted under this Pledge Agreement or now or hereafter existing in equity, or at law, by virtue of statute or otherwise.

      With respect to the actions described in each of subsections 6.2.2 and
      6.2.4 above, each Pledgor hereby irrevocably constitutes and appoints Pledgee its proxy and attorney-in-fact with full power of substitution and acknowledges that the constitution and appointment of such proxy and attorney-in-fact are coupled with an interest and are irrevocable.


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            6.3 Agreement to Sell Collateral. For the purposes of this Section
      6, to the extent permitted by applicable law an agreement to sell all or any part of the Collateral shall be treated as a sale thereof and Pledgee shall be free to carry out such sale pursuant to such agreement, and no Pledgor shall be entitled to the return of any of the same subject thereto, notwithstanding the fact that after Pledgee shall have entered into such an agreement, all Events of Default hereunder may have been remedied or all of Borrower's Obligations may have been paid and/or performed in full.

            6.4 Pledgee May Bid. At any sale made pursuant to Section 6.2 above, to the extent permitted by applicable law Pledgee may bid for and purchase, free from any right of equity or redemption on the part of any Pledgor (the same hereby being waived and released by each Pledgor), any part or all of the Collateral that is offered for sale, and Pledgee, upon compliance with the terms of sale, may hold, retain and dispose of such Collateral without further accountability therefor.

            6.5 Proceeds of Sale. The proceeds of any sale of the whole or any part of the Collateral and any other monies at the time held by Pledgee under the provisions of this Pledge Agreement shall be applied in accordance with the terms of Section 8.4 of the Loan Agreement.

            6.6 No Duty of Pledgee. Pledgee shall not have any duty to exercise any of the rights, privileges, options or powers or to sell or otherwise realize upon any of the Collateral, as hereinbefore authorized, and Pledgee shall not be responsible for any failure to do so or delay in so doing.

            6.7 Effect of Sale. Any sale of all or any portion of the Collateral pursuant to Section 6.2 above shall operate to divest all right, title and interest of each Pledgor to the Collateral which is the subject of any such sale.

            6.8 Securities Act. Each Pledgor acknowledges that Pledgee may be unable to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Securities Act, or that it may be able to do so only after delay which might adversely affect the value that might be realized upon the sale of the Collateral. Accordingly, each Pledgor agrees that Pledgee, without the necessity of attempting to cause any registration of the Collateral to be effected under the Securities Act, may sell the Collateral or any part thereof in one or more private sales to a restricted group of purchasers who may be required to agree, among other things, that they are acquiring the Collateral for their own account, for investment purposes only, and not with a view toward the distribution or resale thereof. Each Pledgor agrees that any such private sale may be at prices or on terms less favorable to the owner of the Collateral sold than would be the case if such Collateral was sold at public sale, and that any such private sale shall not be deemed not to have been made in a commercially reasonable manner by virtue of such sale having been a private sale.


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            6.9 Applications to Governmental Bodies. Upon the occurrence and during the continuance of an Event of Default, each Pledgor, upon the request of Pledgee and at Borrower's sole cost and expense, shall take any action that Pledgee reasonably may request in order to enable Pledgee to obtain and enjoy the full rights and benefits granted to Pledgee hereunder, including, without limitation, all rights necessary or desirable to obtain, use, sell or assign control of the Licenses and Franchises of Borrower and the other Collateral hereunder, and to exercise all remedies available to Pledgee hereunder and under applicable law. Without limiting the generality of the foregoing, at the request of Pledgee at any time following the occurrence and during the continuance of an Event of Default, each Pledgor, at Borrower's sole cost and expense, shall assist Pledgee in obtaining any required approval of any Governmental Body (including the FCC and any Franchisor) to the transfer of control of the Licenses and Franchises of Borrower to Pledgee or any other Person by preparing, signing and filing with the appropriate Governmental Body any application or document and taking all other actions deemed necessary or appropriate by Pledgee (i) for consent to the transfer of control of any such Licenses and Franchises necessary or appropriate under applicable Cable Laws, (ii) for approval of any sale, assignment or transfer of control of any such Licenses and Franchises and (iii) to enable Pledgee or its designee or any receiver, trustee or similar official or purchaser to obtain from such Governmental Body or any other Person any required authority necessary to operate the Cable Business of Borrower. To the extent permitted by law, during any period in which an Event of Default has occurred and is continuing, each Pledgor hereby irrevocably appoints Pledgee its attorney-in-fact with full power of substitution to execute such applications and documents and take such actions on behalf of such Pledgor. Each Pledgor acknowledges that the appointment of Pledgee as such attorney-in-fact is coupled with an interest and is irrevocable until all of Borrower's Obligations are paid and performed in full.

            6.10 Transfer of Control to Other Persons. Each Pledgor acknowledges and agrees that, upon the occurrence and during the continuance of an Event of Default, a transfer of control of the Collateral or an assignment of any License or Franchise of Borrower may be made to a receiver, trustee or similar official or to any purchaser of all or any part of the Collateral hereunder, pursuant to any court order, public or private sale, judicial sale, foreclosure or the exercise of any other remedies available to Pledgee hereunder or under applicable law.

            6.11 Notice. Pledgee shall give not less than 10 Business Days' prior written notice to Pledgors of any sale pursuant to this Section 6. Each Pledgor hereby agrees that such notice is commercially reasonable.

      7. Pledgee's Obligations; Custodial Agreement; Performance Rights; Pledge Does Not Make Pledgee a Shareholder. Pledgee shall not have any duty to protect, preserve or enforce rights against the Collateral other than a duty of reasonable custodial care of any such Collateral in its possession, it being understood that Pledgee shall (i) have no responsibility for (A) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders


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or other matters relating to the Collateral, whether or not Pledgee has or is deemed to have knowledge of such matters, (B) taking any necessary steps to preserve rights against any parties with respect to the Collateral or (C) making any capital contributions or other payments on behalf of any Pledgor and (ii) not be deemed to be a shareholder of Borrower unless Pledgee purchases or otherwise retains the applicable portion of the Collateral in connection with a foreclosure.

      8. Termination of Pledge Agreement. Upon the payment and performance in full of all Borrower's Obligations, Pledgee shall deliver to each Pledgor the Collateral in its possession and this Pledge Agreement thereupon shall terminate, and Pledgee shall execute, at Pledgors' expense, such instruments or other documents including, without limitation, termination statements, as shall be necessary to evidence such termination.

      9. Miscellaneous.

            9.1 Exercise of Rights. Each Pledgor unconditionally agrees that if an Event of Default has occurred and is continuing, Pledgee may exercise its rights and remedies hereunder prior to, concurrently with or subsequent to the exercise by Pledgee of its rights and remedies against such Pledgor or any other Person under any of the Loan Instruments, at law or in equity, or otherwise. The obligations of each Pledgor under this Pledge Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released or discharged or in any way affected by:

                  9.1.1 Amendments. Any amendment or modification of or
            supplement to any of the Loan Instruments;

                  9.1.2 Exercise or Non-Exercise of Rights. Any exercise or
            non-exercise of any right or remedy under any of the Loan Instruments, or the granting of any postponements or extensions for time of payment or other indulgences to such Pledgor or any other Person, or the settlement or adjustment of any claim or the release or discharge or substitution of any Person primarily or secondarily liable with respect to any of the Loan Instruments;

                  9.1.3 Bankruptcy. The institution of any bankruptcy,
            insolvency, reorganization, debt arrangement, readjustment, composition, receivership or liquidation proceedings by or against such Pledgor, Borrower or any other Person; or

                  9.1.4 Other Defenses. To the extent permitted by applicable law, any other circumstance which otherwise might constitute a defense to, or a discharge of, such Pledgor with respect to Borrower's Obligations.

            9.2 Rights Cumulative. Each and every right, remedy and power granted to Pledgee hereunder shall be cumulative and in addition to any other right, remedy or power specifically granted herein or now or hereafter existing in equity, at law, by virtue of


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      statute or otherwise and may be exercised by Pledgee, from time to time, concurrently or independently and as often and in such order as Pledgee may deem expedient. Any failure or delay on the part of Pledgee in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect the right of Pledgee thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power, and no such failure, delay, abandonment or single or partial exercise of rights of Pledgee hereunder shall be deemed to establish a custom or course of dealing or performance among the parties hereto.

            9.3 Modification. Any modification or waiver of any provision of this Pledge Agreement, or any consent to any departure by any Pledgor therefrom, shall not be effective in any event unless the same is in writing and signed by Pledgee and each Pledgor and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on any Pledgor in any event not specifically required of Pledgee hereunder shall not entitle such Pledgor to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

            9.4 Further Assurances. Each Pledgor agrees that at any time, and from time to time, after the execution and delivery of this Pledge Agreement, such Pledgor, upon the request of Pledgee and at the expense of Borrower, promptly will execute and deliver such further documents and do such further acts and things as Pledgee reasonably may request in order to effect fully the purposes of this Pledge Agreement and to subject to the security interest created hereby any Collateral intended by the provisions hereof to be covered hereby. Each Pledgor and Pledgee acknowledge their intent that, upon the occurrence of an Event of Default, Pledgee shall receive, to the fullest extent permitted by law and governmental policy (including, without limitation, the rules, regulations and policies of the FCC), all rights necessary or desirable to obtain, use or sell the Collateral, and to exercise all remedies available to Pledgee under the Loan Instruments, the Uniform Commercial Code or other applicable law. Each Pledgor and Pledgee further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner Pledgee's rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable Pledgee to obtain such rights of access, use or sale, Pledgee and such Pledgor shall amend this Pledge Agreement, in such manner as Pledgee reasonably shall request, in order to provide Pledgee such rights to the greatest extent possible consistent with then applicable law and governmental policy.

            9.5 Preservation of Collateral. Each Pledgor agrees that it will warrant, preserve, maintain and defend, at the sole cost and expense of Borrower, the right, title and interest of Pledgee in and to the Collateral and all right, title and interest represented thereby against all claims, charges and demands of all Persons whomsoever.


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            9.6 Notices. All notices and communications under this Pledge
      Agreement shall be delivered and be deemed received as set forth in
      Section 12.1 of the Loan Agreement, with all notices to any Pledgor to be sent to the address or telecopy number of such Pledgor set forth on Exhibit B hereto.

            9.7 GOVERNING LAW. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY THE LAWS AND DECISIONS OF THE STATE OF NEW YORK, EXCEPT THAT WITH REGARD TO PERFECTION AND THE EFFECT OF PERFECTION AND NONPERFECTION OF SECURITY INTERESTS THE LAW OF THE STATE APPLICABLE UNDER THE UCC SHALL APPLY. FOR THE PURPOSES OF THIS SECTION 9.7, THIS PLEDGE AGREEMENT SHALL BE DEEMED TO BE PERFORMED AND MADE IN THE STATE OF NEW YORK.

            9.8 Severability. In the event that any provision of this Pledge Agreement is deemed to be invalid by reason of the operation of any law, including, but not limited to, the rules and regulations and policies of the FCC, or by reason of the interpretation placed thereon by any court, the FCC or any other Governmental Body, this Pledge Agreement shall be construed as not containing such provision and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

            9.9 Successors and Assigns. This Pledge Agreement shall inure to the benefit of the successors and assigns of Pledgee and shall be binding upon the successors and assigns of each Pledgor.

            9.10 Counterparts. This Pledge Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which when taken together shall be deemed to be one and the same instrument.

      10. JURISDICTION AND VENUE. EACH PLEDGOR HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY SUCH PLEDGOR IN ANY CAPACITY AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS PLEDGE AGREEMENT SHALL BE LITIGATED IN THE SUPERIOR COURT OF MARICOPA COUNTY, OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, OR, IF PLEDGEE INITIATES SUCH ACTION, IN ADDITION TO THE FOREGOING COURTS, ANY COURT IN WHICH PLEDGEE SHALL INITIATE OR TO WHICH PLEDGEE SHALL REMOVE SUCH ACTION, TO THE EXTENT SUCH COURT HAS JURISDICTION. EACH PLEDGOR HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN OR REMOVED BY PLEDGEE TO ANY OF SUCH COURTS, AND HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PLEDGOR AT THE ADDRESS OF SUCH PLEDGOR LISTED ON EXHIBIT B.


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EACH PLEDGOR WAIVES ANY CLAIM THAT MARICOPA COUNTY, ARIZONA OR THE DISTRICT OF
ARIZONA IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD ANY PLEDGOR, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, SUCH PLEDGOR SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY PLEDGEE AGAINST SUCH PLEDGOR AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR EACH PLEDGOR SET FORTH IN THIS SECTION 10 SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY PLEDGEE, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY PLEDGEE, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND EACH PLEDGOR HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

      11. WAIVER OR RIGHT TO JURY TRIAL. PLEDGEE AND EACH PLEDGOR ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER ANY OF THE LOAN INSTRUMENTS OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED THEREBY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND, THEREFORE, THE PARTIES AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

      12. Pledgee's Right to Specific Performance. Each Pledgor acknowledges that FCC and Franchisor authorization is integral to Pledgee's realization of the value of all of the Collateral, that the Licenses and Franchises of Borrower are unique assets, that there is no adequate remedy at law for failure by any Pledgor to comply with the provisions of Section 6.9 and that such failure would not be adequately compensable in monetary damages; therefore, each Pledgor agrees that, in addition to all other remedies available at law or in equity, Pledgee shall be entitled to obtain decree(s) of specific performance entitling it to temporary restraining order(s), preliminary injunction(s), or permanent injunction(s) to specifically enforce and require specific performance of the provisions of Section 6.9. Each Pledgor agrees that notice shall be adequate for the entry of a decree of specific performance with respect to any such matter
(i) in the case of a temporary restraining order, upon twenty four (24) hours' prior notice of the hearing thereof and (ii) in the case of any other proceeding, upon three (3) days' prior notice of the hearing thereof, and hereby waives all requirements and demands that Pledgee give any greater notice of such hearings or post a bond or other surety arrangement in connection with the issuance of such decree.

      13. FCC and Franchisor Approval. Notwithstanding anything to the contrary contained herein, Pledgee shall not take any action, including, but not limited to, the operation of the business of Borrower, that would constitute or result in the transfer or assignment of any License or Franchise issued to or held by Borrower, or a transfer of control over any such

License or Franchise, whether de jure or de facto, if such assignment or transfer would require under then existing law the prior approval of and/or any notice to the FCC or any Franchisor, without such party first having notified the FCC or such Franchisor of any such assignment or transfer and, if required under then existing law, obtaining the approval of the FCC or such Franchisor therefor, notifying the FCC or such Franchisor of the consummation thereof and complying with all other provisions of applicable Cable Laws. The parties hereto intend that the powers of Pledgee hereunder, in all relevant aspects, shall be governed by applicable Cable Laws.

      14. Limitation on Pledgee's Rights. Pledgee acknowledges and agrees that when exercising Pledgee's remedies arising under this Pledge Agreement, Pledgee shall look solely to the Collateral for the satisfaction of Borrower's Obligations. In no event shall Pledgee seek a personal or other judgment against any Pledgor under this Pledge Agreement except to the extent necessary in order to foreclose upon the Collateral or otherwise subject the Collateral to the payment of Borrower's Obligations. No Pledgor shall have any liability under this Pledge Agreement, personal or otherwise, for any deficiency remaining after a sale of all or any portion of the Collateral pledged hereunder. The limitation of liability set forth in this Section 14 shall not apply to any Pledgor to the extent Pledgee suffers any actual loss, damage or expense as a result of:

            (a) the breach by such Pledgor of any covenant to be performed by such Pledgor under Section 4, 5, 6.9 or 9.4; or

            (b) any material misrepresentation or breach of any warranty or covenant made by such Pledgor in Section 3 of this Pledge Agreement.

                [remainder of this page intentionally left blank]

      IN WITNESS WHEREOF, each Pledgor and Pledgee have caused this Pledge Agreement to be executed as of the date first above written.


                                        SCOTT CABLE MANAGEMENT COMPANY,
                                        INC., a Connecticut corporation


                                        By: /s/ Bruce A. Armstrong
                                           ---------------------------------
                                            Bruce A. Armstrong
                                            Chief Executive Officer


                                        MEDIA/COMMUNICATIONS PARTNERS
                                        LIMITED PARTNERSHIP, a Delaware limited
                                        partnership


                                        By: /s/ Richard H. Churchill
                                           ---------------------------------
                                        Name: Richard H. Churchill
                                        Title: ___________________


                                        CHESTNUT STREET PARTNERS, INC., a
                                        Massachusetts corporation


                                        By: /s/ Richard H. Churchill
                                           ---------------------------------
                                        Name: Richard H. Churchill
                                        Title: ___________________


                                        MILK STREET PARTNERS, INC., a
                                        Massachusetts corporation


                                        By: /s/ Richard H. Churchill
                                           ---------------------------------
                                        Name: Richard H. Churchill
                                        Title: __________________

                                        TA INVESTORS, a Massachusetts general
                                        partnership


                                        By: /s/ Richard H. Churchill
                                            ----------------------------------
                                        Name: Richard H. Churchill
                                        Title: ___________________


                                        NORTHEAST VENTURES II, a Connecticut
                                        general partnership

                                            Northeast Ventures, L.P.
                                        By: /s/ W. Bryan Satterlee
                                            ----------------------------------
                                        Name:  W. Bryan Satterlee
                                        Title:  General Partner


                                        ALLSTATE INSURANCE COMPANY, an
                                        Illinois insurance company

                                        By: /s/ Richard Doppelt
                                            ----------------------------------
                                        Name:  Richard Doppelt
                                        Title: Authorized Signator


                                        FLEET NATIONAL BANK, a national banking
                                        association

                                        By: /s/ Robert L. Bice, II
                                            ----------------------------------
                                        Name:  Robert L. Bice, II
                                        Title:  Vice President


                                        FINOVA CAPITAL CORPORATION, a
                                        Delaware corporation

                                        By: /s/ Jeffrey S. Kilrea
                                            ----------------------------------
                                        Name:  Jeffrey S. Kilrea
                                        Title:  Vice President

                           Acknowledgment of Borrower

      Borrower hereby acknowledges receipt of this Pledge Agreement and the pledge of 100% of the issued and outstanding capital stock and warrants, options or other rights to purchase capital stock of Borrower pursuant to the terms of this Pledge Agreement and confirms that such pledge has been registered in its corporate books.


                                        SCOTT CABLE COMMUNICATIONS, INC.,
                                        a Texas corporation

                                        By: /s/ Bruce A. Armstrong
                                           --------------------------------
                                            Bruce A. Armstrong
                                            Chief Executive Officer

                                    EXHIBIT A

                            Description of Securities


                                          Number and              Certificate
Pledgor                                   Class of Shares         Number
-------                                   ---------------         ------


Scott Cable Management Company, Inc.      1,000 Class A Common

Media/Communications Partners
  Limited Partnership                     _____ Class B Common

Chestnut Street Partners, Inc.            _____ Class B Common

Milk Street Partners, Inc.                _____ Class B Common

TA Investors                              _____ Class B Common

Northeast Ventures II                     _____ Class B Common

Allstate Insurance Company                _____ Class B Common

_________________________________         75,000 Class C Common

      Pledgee acknowledges receipt of the certificates representing the Securities described on this Exhibit A.


                                        FINOVA CAPITAL CORPORATION, a
                                        Delaware corporation

                                        By:___________________________________
                                           Jeffrey S. Kilrea
                                           Vice President

                                    EXHIBIT B

   Location of Each Pledgor's Chief Executive Office and Address and Telecopy
                           Number for Notice Purposes

1. The location of the chief executive office and address and telecopy number for notice purposes of Scott Cable Management Company, Inc. is:

      Four Landmark Square, Suite 302
      Stamford, CT  06901
      Attention:  Bruce A. Armstrong
                  Chief Executive Officer
      Telecopy No: (203) 325-1110

2. The location of the chief executive office and address and telecopy number for notice purposes of Media/Communications Partners Limited Partnership, Chestnut Street Partners, Inc., Milk Street Partners, Inc., and TA Investors is:

      75 State Street
      Suite 2500
      Boston, MA  02109
      Attention:  Richard H. Churchill
      Telecopy No: (617) 345-7201

3. The location of the chief executive office and address and telecopy number for notice purposes of Northeast Ventures II is:

      One State Street
      Suite 1720
      Hartford, CT  06103
      Attention:  W. Bryan Satterlee or Edgar O. Cheney, Jr.
      Telecopy No: (860) 246-8755

4. The location of the chief executive office and address and telecopy number for notice purposes of Allstate Insurance Company is:

      3075 Sanders Road
      Building G5D
      Northbrook, IL  60062
      Attention:  Kerry Abbott, Esq.

      Telecopy No: (847) 402-6639

5. The location of the chief executive office and address and telecopy number for notice purposes of Fleet National Bank is:

      Fleet National Bank
      Corporate Trust
      Administration  MAOFDOSM
      One Federal Street
      Boston, MA  02106
      Attention:  Mr. Robert Bice
      Telecopy No: (   )